EXHIBIT 99.1

PAB Bankshares, Inc. Announces Financial Results for Fourth Quarter and Full-Year 2007

VALDOSTA, Ga., Jan. 28, 2008 (PRIME NEWSWIRE) -- PAB Bankshares, Inc. Announces Financial Results for Fourth Quarter and Full-Year 2007 VALDOSTA, GA.: On Monday January 28, 2008, PAB Bankshares, Inc. (Nasdaq:PABK), the holding company for The Park Avenue Bank, announced its financial results for the fourth quarter and full-year 2007. "2007 proved to be a challenging year for most financial institutions and it appears that many of those challenges will continue throughout 2008. Our financial results for 2007 were not all we aspired to, but were respectable given the difficult operating environment," stated M. Burke Welsh Jr., President and Chief Executive Officer. "We have seen a severe decline in residential real estate activity in the metropolitan Atlanta region. However, South Georgia and North Florida markets have remained fairly stable. Our core deposit base, strong capital position and the diversity of three distinct markets are strengths that should enable us to manage through current conditions," added Welsh.

For the three months ended December 31, 2007, the Company reported net income of $1.64 million, or 18 cents per diluted share of common stock, a 50% decrease compared to $3.30 million, or 34 cents per diluted share, earned in the fourth quarter of 2006. The decrease in earnings for the fourth quarter of 2007 was due primarily to a $1.80 million provision for loan losses associated with residential real estate construction and development loans, or $1.17 million after taxes, and a $326,000 after tax decrease in net interest income. The earnings for the fourth quarter of 2007 resulted in a return on average assets ("ROA") of 0.54% and a return on average equity ("ROE") of 6.61%, both decreases compared to the 1.18% ROA and 13.76% ROE reported for the fourth quarter of 2006. For the twelve months ended December 31, 2007, the Company reported net income of $10.79 million, or $1.13 per diluted share of common stock, a 21% decrease compared to $13.74 million, or $1.41 per diluted share, earned in 2006. Similar to the fourth quarter results, the decrease in earnings for the year was due primarily to a $2.40 million provision for loan losses, or $1.56 million after taxes, and a $902,000 after tax decrease in net interest income. The earnings for the year resulted in a 0.93% ROA and an 11.00% ROE, both decreases compared to the 1.29% ROA and 14.99% ROE reported for the 2006 fiscal year.

At December 31, 2007, the Company reported total assets of $1.20 billion, a $77.9 million, or 7%, increase from the $1.12 billion in total assets reported at December 31, 2006. During the year, total loans outstanding increased $101.0 million, or 12%, to $921.3 million, and total deposits increased $71.7 million, or 8%, to $980.2 million. Additional information regarding the Company's financial results is provided in the tables accompanying this press release.

Earnings Release and Conference Call Schedule

Management has scheduled a conference call and webcast to discuss the Company's financial results at 9:00 AM Eastern on Tuesday, January 29, 2008. The conference call will be broadcast via the Internet using Windows Media Player. The webcast URL is http://www.talkpoint.com/viewer/starthere.asp?Pres=120209. A link to the webcast is posted on the "Investor Relations" section of the Company's website at www.pabbankshares.com. Interested shareholders, industry analysts and members of the news media and the investment community wanting to participate in the live question and answer session following management's presentation may access the conference call by dialing (toll free) 800-860-2442. Shortly following the call and at any time for at least 30 days thereafter, interested parties may access an archived version of the webcast on the "Investor Relations" section of the Company's website or by dialing (toll free) 877-344-7529. The following replay passcodes will be required for playback access: 415070#.

About PABK

The Company is a $1.2 billion bank holding company headquartered in Valdosta, Georgia, and its sole operating subsidiary is The Park Avenue Bank. Founded in 1956, the Bank currently operates in 20 branch offices and three loan production offices in 15 counties in Georgia and Florida. Additional information on the Bank's locations and the products and services offered by the Bank is available on the Internet at www.parkavebank.com. The Company's common stock is listed on the NASDAQ Global Select Market under the symbol PABK. More information on the Company is available on the Internet at www.pabbankshares.com.

Cautionary Note to Investors Regarding Forward-Looking Statements

Certain matters set forth in this news release are "forward-looking statements" within the meaning of the federal securities laws, including, without limitation, statements regarding our outlook on financial results for 2008, asset quality levels, credit losses, loan growth, deposit growth, real estate market conditions, interest rates, and general economic conditions, and are based upon management's beliefs as well as assumptions made based on data currently available to management. When words like "anticipate", "believe", "intend", "plan", "expect", "estimate", "could", "should", "will" and similar expressions are used, you should consider them as identifying forward-looking statements. These forward-looking statements are not guarantees of future performance, and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company's actual results to differ materially from those anticipated or expected in these forward-looking statements: (1) competitive pressures among depository and other financial institutions may increase significantly; (2) changes in the interest rate environment may reduce margins or the volumes or values of loans made by The Park Avenue Bank; (3) general economic conditions (both generally and in our markets) may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduction in demand for credit; (4) legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect the businesses in which we are engaged; (5) competitors may have greater financial resources and develop products that enable such competitors to compete more successfully than we can; (6) our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; (7) adverse changes may occur in the bond and equity markets; (8) war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; (9) restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; (10) economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and (11) the risk factors discussed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2006. The Company undertakes no obligation to revise these statements following the date of this press release.

 PAB BANKSHARES, INC.
 SELECTED QUARTERLY FINANCIAL DATA

 (Dollars in thousands except per share and other data)

                                         Period Ended
                 -----------------------------------------------------
                  12/31/07   09/30/07   06/30/07   03/31/07   12/31/06
 ---------------------------------------------------------------------
 Summary of Operations:
 Interest
  income         $  21,013  $  21,866  $  21,345  $  20,451  $  20,239
 Interest
  expense           10,956     11,084     10,386      9,783      9,658
 ---------------------------------------------------------------------
   Net interest
    income          10,057     10,782     10,959     10,668     10,581
 ---------------------------------------------------------------------
 Provision for
  loan losses        1,800        400        200         --         --
 Other income        1,682      1,471      1,359      1,478      1,578
 Other expense       7,440      7,471      7,209      7,470      7,230
 ---------------------------------------------------------------------
  Income before
   income tax
   expense           2,499      4,382      4,909      4,676      4,929
 Income tax
  expense              858      1,523      1,688      1,612      1,632
 ---------------------------------------------------------------------
   Net income    $   1,641  $   2,859  $   3,221  $   3,064  $   3,297
 =====================================================================
 Net interest
  income on a
  tax-equivalent
  basis          $  10,230  $  10,948  $  11,119  $  10,822  $  10,732

 Per Share Ratios:
 Net income
  - basic        $    0.18  $    0.30  $    0.34  $    0.32  $    0.35
 Net income
  - diluted           0.18       0.30       0.33       0.32       0.34
 Dividends
  declared for
  period             0.145      0.145      0.145      0.145      0.140
 Dividend payout
  ratio              81.50%     47.14%     42.66%     45.02%     40.35%
 Book value at
  end of period  $   10.59  $   10.42  $   10.16  $   10.26  $   10.03

 Common Share Data:
 Outstanding at
  period end     9,223,217  9,291,215  9,479,490  9,516,673  9,504,969
 Weighted average
  outstanding    9,253,298  9,410,321  9,498,569  9,515,976  9,500,837
 Diluted weighted
  average
  outstanding    9,342,489  9,541,922  9,661,696  9,691,233  9,701,593

 Selected Average
  Balances:
 Total assets   $1,194,703 $1,185,839 $1,155,158 $1,124,534 $1,106,404
 Earning assets  1,123,811  1,117,852  1,087,926  1,057,121  1,041,359
 Loans             915,214    905,931    876,982    834,070    813,435
 Deposits          977,666    970,515    935,100    910,188    887,028
 Stockholders'
  equity            98,567     97,499     98,678     97,470     95,091

 Selected Period
  End Balances:
 Total assets   $1,198,671 $1,195,680 $1,169,967 $1,171,845 $1,120,804
 Earning assets  1,116,776  1,127,873  1,097,888  1,106,808  1,048,239
 Loans             921,349    904,082    905,158    854,076    820,304
 Allowance for
  loan losses       12,906     11,497     11,342     11,085     11,006
 Goodwill            5,985      5,985      5,985      5,985      5,985
 Deposits          980,149    979,792    945,847    954,416    908,483
 Stockholders'
  equity            97,676     96,833     96,290     97,657     95,316
 Tier 1
  regulatory
  capital          100,885    101,647    103,397    102,173    100,330

 Performance Ratios:
 Return on
  average assets      0.54%      0.96%      1.12%      1.11%      1.18%
 Return on average
  stockholders'
  equity              6.61%     11.63%     13.10%     12.75%     13.76%
 Net interest margin  3.61%      3.89%      4.10%      4.15%      4.09%
 Efficiency ratio
  (excluding the
  following items):  63.46%     60.54%     57.62%     61.54%     59.51%
   Securities gains
    (losses) in-
    cluded in
    other income $     129  $      49  $     (38) $     173  $     166
   Other gains
    (losses) in-
    cluded in other
    income              60         28          6        (13)        (4)

 Selected Asset
  Quality Factors:
 Nonaccrual
  loans          $  11,405  $   5,185  $   1,986  $   4,192  $   4,013
 Loans 90 days
  or more past
  due and still
  accruing              37         34         27         69         34
 Other impaired
  loans
  (troubled-debt
  restructurings)       --         --         --         --         --
 Other real estate
  and
  repossessions      6,360      3,676      2,999        362        988

 Asset Quality Ratios:
 Net charge-offs
  to average loans
  (annualized YTD)    0.06%      0.02%     -0.03%     -0.04%      0.01%
 Nonperforming
  loans to total
  loans               1.24%      0.58%      0.22%      0.50%      0.49%
 Nonperforming
  assets to total
  assets              1.49%      0.74%      0.43%      0.39%      0.45%
 Allowance for loan
  losses to total
  loans               1.40%      1.27%      1.25%      1.30%      1.34%
 Allowance for loan
  losses to non-
  performing loans  112.79%    220.30%    563.32%    260.13%    271.95%

 Other Selected
  Ratios and Non-
  financial Data:
 Average loans to
  average earning
  assets             81.44%     81.04%     80.61%     78.90%     78.11%
 Average loans to
  average deposits   93.61%     93.35%     93.78%     91.64%     91.70%
 Average stock-
  holders' equity
  to average
  assets              8.25%      8.22%      8.54%      8.67%      8.59%
 Full-time equivalent
  employees            327        328        322        329        321
 Bank branch offices    20         20         20         20         19
 Bank loan production
  offices                3          3          3          3          3
 Bank ATMs              25         25         25         25         23

 PAB BANKSHARES, INC.
 SELECTED YEAR-TO-DATE FINANCIAL DATA

 (Dollars in thousands except per share and other data)

                                      Period Ended
                 -----------------------------------------------------
                  12/31/07   09/30/07   06/30/07   03/31/07   12/31/06
 ---------------------------------------------------------------------
 Summary of
  Operations:
 Interest income $  84,676  $  63,663  $  41,797  $  20,451  $  77,566
 Interest expense   42,210     31,253     20,169      9,783     33,555
 ---------------------------------------------------------------------
   Net interest
    income          42,466     32,410     21,628     10,668     44,011
 ---------------------------------------------------------------------
 Provision for
  loan losses        2,400        600        200         --         --
 Other income        5,991      4,309      2,838      1,478      5,380
 Other expense      29,590     22,150     14,679      7,470     28,167
 ---------------------------------------------------------------------
  Income before
   income tax
   expense          16,467     13,969      9,587      4,676     21,224
 Income tax
  expense            5,681      4,823      3,300      1,612      7,488
 ---------------------------------------------------------------------
   Net income    $  10,786  $   9,146  $   6,287  $   3,064  $  13,736
 =====================================================================
 Net interest
  income on a tax-
  equivalent
  basis          $  43,120  $  32,889  $  21,941  $  10,822  $  44,507

 Per Share Ratios:
 Net income
  - basic        $    1.14  $    0.96  $    0.66  $    0.32  $    1.45
 Net income
  - diluted           1.13       0.95       0.65       0.32       1.41
 Dividends
  declared for
  the period         0.580      0.435      0.290      0.145      0.540
 Dividend payout
  ratio              50.43%     44.85%     43.81%     45.02%     37.36%

 Common Share Data:
 Weighted average
  outstanding    9,418,796  9,474,568  9,507,224  9,515,976  9,499,434
 Diluted weighted
  average out-
  standing       9,560,324  9,631,175  9,676,672  9,691,233  9,706,989

 Selected Average
  Balances:
 Total assets   $1,165,307 $1,155,401 $1,139,930 $1,124,534 $1,067,362
 Earning assets  1,096,918  1,087,855  1,072,608  1,057,121  1,004,981
 Loans             883,334    872,591    855,644    834,070    792,278
 Deposits          948,613    938,822    922,713    910,188    859,216
 Stockholders'
  equity            98,055     97,883     98,077     97,470     91,611

 Performance
  Ratios:
 Return on average
  assets              0.93%      1.06%      1.11%      1.11%      1.29%
 Return on average
  stockholders'
  equity             11.00%     12.49%     12.93%     12.75%     14.99%
 Net interest margin  3.93%      4.04%      4.13%      4.15%      4.43%
 Efficiency ratio
  (excluding the
  following
  items):            60.74%     59.88%     59.55%     61.54%     55.88%
   Securities gains
   (losses)
   included in
   other income  $     313  $     184  $     135  $     173  $    (542)
  Other gains
   (losses) in-
   cluded in
   other income         81         21         (7)       (13)        23

 Other Selected
  Ratios:
 Average loans to
  average earning
  assets             80.53%     80.21%     79.77%     78.90%     78.84%
 Average loans to
  average deposits   93.12%     92.95%     92.73%     91.64%     92.21%
 Average stock-
  holders' equity
  to average assets   8.41%      8.47%      8.60%      8.67%      8.58%

 PAB BANKSHARES, INC.
 LOAN AND DEPOSIT
 PORTFOLIO BY MARKET
 As of December 31, 2007

                      South     North
                      Georgia   Georgia   Florida
                      Market    Market     Market  Treasury    Total
                     -------------------------------------------------
                                   (Dollars in Thousands)

 Loans
 Commercial and
  financial           $ 33,519  $ 43,942  $  1,230  $     39  $ 78,730
 Agricultural
  (including loans
  secured by
  farmland)             29,398     4,398     8,065      --      41,861
 Real estate -
  construction          78,079   218,479    55,662       512   352,732
 Real estate -
  commercial            83,139   137,115    23,432     4,586   248,272
 Real estate -
  residential          130,477    29,708     9,454     4,518   174,157
 Installment
  loans to
  individuals and
  others                14,158     5,491       148     6,214    26,011
                      ------------------------------------------------
                       368,770   439,133    97,991    15,869   921,763
 Deferred loan
  fees and
  unearned
  interest, net            340      (367)     (374)      (13)     (414)
                      ------------------------------------------------
 Total loans           369,110   438,766    97,617    15,856   921,349
 Allowance for
  loan losses           (4,608)   (8,085)   (1,268)    1,055   (12,906)
                      ------------------------------------------------
 Net loans            $364,502  $430,681  $ 96,349  $ 16,911  $908,443
                      ================================================
 Percent of total        40.1%     47.4%     10.6%      1.9%    100.0%
                      ================================================

 Deposits
 Noninterest-
  bearing demand      $ 66,698  $ 14,161  $  2,865  $  5,699  $ 89,423
 Interest-bearing
  demand and
  savings              267,551    53,086    33,732       374   354,743
 Time less than
  $100,000             166,466    52,509    93,650        97   312,722
 Time greater
  than or equal
  to $100,000          104,355    39,966    43,241       100   187,662
 Brokered                  --        --       --      35,599    35,599
                      ------------------------------------------------
 Total deposits       $605,070  $159,722  $173,488  $ 41,869  $980,149
                      ================================================
 Percent of total        61.7%     16.3%     17.7%      4.3%    100.0%
                      ================================================

 PAB BANKSHARES, INC.
 LOAN PORTFOLIO
 SUMMARY

 The amount of loans outstanding at the indicated dates is presented in the following table according to type of loan:

                                     Period Ended
                 -----------------------------------------------------
                 12/31/07    09/30/07   06/30/07  03/31/07    12/31/06
                 ---------  ---------  ---------  ---------  ---------
                                 (Dollars In Thousands)
 Commercial and
  financial      $  78,730  $  78,556  $  78,048  $  69,347  $  66,376
 Agricultural
  (including
  loans secured
  by farmland)      41,861     42,608     46,973     38,102     43,302
 Real estate -
  construction     352,732    339,019    328,347    323,837    295,246
 Real estate -
  commercial       248,272    257,841    270,978    252,654    255,462
 Real estate -
  residential      174,157    164,967    161,404    153,025    142,501
 Installment
  loans to
  individuals
  and other
  loans             26,011     21,691     20,246     17,958     18,414
                 ---------  ---------  ---------  ---------  ---------
                   921,763    904,682    905,996    854,923    821,301
 Deferred loan
  fees and
  unearned
  interest, net       (414)      (600)      (839)      (847)      (997)
                 ---------  ---------  ---------  ---------  ---------
 Total loans       921,349    904,082    905,157    854,076    820,304
 Allowance for
  loan losses      (12,906)   (11,497)   (11,342)   (11,085)   (11,006)
                 ---------  ---------  ---------  ---------  ---------
 Net loans       $ 908,443  $ 892,585  $ 893,815  $ 842,991  $ 809,298
                 =========  =========  =========  =========  =========

 The percentage of loans outstanding at the indicated dates is presented in the following table according to type of loan:

                                      Period Ended
                 -----------------------------------------------------
                  12/31/07   09/30/07  06/30/07    03/31/07   12/31/06
                 ---------  ---------  ---------  ---------  ---------
 Commercial and
  financial           8.55%      8.69%      8.62%      8.12%      8.09%
 Agricultural
  (including
  loans secured
  by farmland)        4.54%      4.71%      5.19%      4.46%      5.28%
 Real estate -
  construction       38.28%     37.50%     36.27%     37.92%     35.99%
 Real estate -
  commercial         26.95%     28.52%     29.94%     29.58%     31.14%
 Real estate -
  residential        18.90%     18.25%     17.83%     17.92%     17.37%
 Installment
  loans to
  individuals
  and other
  loans               2.82%      2.40%      2.24%      2.10%      2.25%
                 ---------  ---------  ---------  ---------  ---------
                    100.04%    100.07%    100.09%    100.10%    100.12%
 Deferred loan
  fees and
  unearned
  interest, net      -0.04%     -0.07%     -0.09%     -0.10%     -0.12%
                 ---------  ---------  ---------  ---------  ---------
 Total loans        100.00%    100.00%    100.00%    100.00%    100.00%
 Allowance for
  loan losses        -1.40%     -1.27%     -1.25%     -1.30%     -1.34%
                 ---------  ---------  ---------  ---------  ---------
 Net loans           98.60%     98.73%     98.75%     98.70%     98.66%
                 =========  =========  =========  =========  =========

 PAB BANKSHARES, INC.
 DEPOSIT PORTFOLIO
 SUMMARY

 The amounts on deposit at the indicated dates are presented in the following table according to type of deposit account:

                                      Period Ended
                  -----------------------------------------------------
                   12/31/07  09/30/07   06/30/07   03/31/07    12/31/06
                  ---------  ---------  ---------  ---------  ---------
                                 (Dollars In Thousands)
 Noninterest-
  bearing demand    $89,423    $91,053    $98,862   $107,917   $100,911
 Interest-
  bearing
  demand and
  savings           354,743    362,079    349,720    371,484    328,828
 Time less than
  $100,000          312,722    315,532    300,856    287,982    279,936
 Time greater
  than or equal
  to $100,000       187,662    172,529    163,973    158,464    161,054
 Brokered            35,599     38,599     32,436     28,569     37,754
                  ---------  ---------  ---------  ---------  ---------
 Total deposits    $980,149   $979,792   $945,847   $954,416   $908,483
                  =========  =========  =========  =========  =========

 The percentage of total deposits at the indicated dates is presented in the following table according to type of deposit account:

                                      Period Ended
                  -----------------------------------------------------
                  12/31/07   09/30/07   06/30/07   03/31/07   12/31/06
                  ---------  ---------  ---------  ---------  ---------
 Noninterest-
  bearing demand       9.12%      9.29%     10.45%     11.31%     11.11%
 Interest-
  bearing demand
  and savings         36.19%     36.96%     36.98%     38.92%     36.19%
 Time less than
  $100,000            31.91%     32.20%     31.78%     30.18%     30.81%
 Time greater
  than or equal
  to $100,000         19.15%     17.61%     17.36%     16.60%     17.73%
 Brokered              3.63%      3.94%      3.43%      2.99%      4.16%
                  ---------  ---------  ---------  ---------  ---------
 Total deposits      100.00%    100.00%    100.00%    100.00%    100.00%
                  =========  =========  =========  =========  =========

 PAB BANKSHARES, INC.
 YIELD ANALYSIS

 The following tables detail the average balances of interest-earning assets and interest-bearing liabilities, the amount of interest earned and paid, and the average yields and rates for the twelve months ended
 December 31, 2007 and 2006. Federally tax-exempt income is presented on a taxable-equivalent basis assuming a 35% Federal tax rate. Loan average balances include loans on nonaccrual status.

 For the Twelve Months
 Ended December 31,          2007                        2006
 ----------------------------------------------------------------------
                           Interest  Average          Interest  Average
                 Average    Income/   Yield/  Average  Income/   Yield/
                 Balance    Expense   Rate    Balance   Expense   Rate
 ----------------------------------------------------------------------
                        (Dollars In Thousands)
 Interest-
  earning
  assets:
   Loans       $  883,334  $  74,060  8.38%  $ 792,278  $ 67,354  8.50%
   Investment
    securities:
   Taxable        159,510      8,211  5.15%    156,059     7,719  4.95%
   Nontaxable      30,998      1,868  6.03%     24,104     1,419  5.89%
   Other short-
   term
   investments     23,076      1,191  5.16%     32,540     1,571  4.83%
               ---------------------         -------------------
   Total
    interest-
    earning
    assets     $1,096,918  $  85,330  7.78% $1,004,981  $ 78,063  7.77%
               ---------------------         -------------------

  Interest-
   bearing
   liabilities:
   Demand
    deposits   $  309,037   $ 11,049  3.58% $  266,374   $ 8,221  3.09%
   Savings
    deposits       37,231        564  1.51%     39,366       526  1.34%
   Time
    deposits      503,870     25,275  5.02%    453,004    19,708  4.35%
   FHLB
    advances       88,569      4,069  4.59%     90,115     3,848  4.27%
   Notes
    payable        10,310        727  7.05%     12,118     1,021  8.42%
   Other short-
    term
    borrowings     12,392        526  4.25%      6,843       232  3.39%
               ---------------------         -------------------
  Total
   interest-
   bearing
   liabilities $  961,409  $  42,210  4.39%  $ 867,820 $  33,556  3.87%
               ---------------------         -------------------

  Interest rate
   spread                             3.39%                       3.90%
                                    =======                     =======

  Net interest
   income                   $ 43,120                    $ 44,507
                            ========                    ========
  Net interest
   margin                             3.93%                       4.43%
                                    =======                     =======

CONTACT:  PAB Bankshares, Inc.
          Donald J. "Jay" Torbert, Jr., Executive Vice-President &
           Chief Financial Officer
          (229) 241-2775, ext. 1717
          jayt@parkavebank.com